LORD ABBETT GLOBAL FUND, INC.
                                 Equity Series
                       Supplement dated February 4, 2004
                              to Prospectus dated
                                  May 1, 2003

_____________________________

The following information replaces the "Investment Managers Global Equity Fund" paragraph in the Fund's Prospectus on page 11, under the heading "Management".

INVESTMENT MANAGERS. Lord Abbett uses a team of portfolio managers and analysts acting together to manage the Fund's investments.

GLOBAL EQUITY FUND. Robert G. Morris, Partner and Director of Equity Investments, heads the team and joined Lord Abbett in 1991. The other senior team members are Eli Salzmann and Harold Sharon. Mr. Salzmann, Partner and Director of Large Cap Value Equity Management, has been with Lord Abbett since 1997. Mr. Sharon, Director of International Core Equity Management, joined Lord Abbett in 2003. From 2001 to 2003 he worked as a consultant for various financial and venture capital companies. Prior thereto, Mr. Sharon served as a Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management.